UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2006

FERMAVIR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-116480	16-1639902
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

420 Lexington Avenue, Suite 445

New York, New York 10170

(Address of Principal Executive Offices)

(212) 413-0802

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On May 3, 2006, FermaVir Pharmaceuticals, Inc. (the “Company”), pursuant to the Letter of Engagement (the “Agreement”) between the Company and Trilogy Capital Partners, Inc. (“Trilogy”) dated December 12, 2005, provided written notice to Trilogy that it was terminating the Agreement. The Company plans to engage another firm for such services and is currently reviewing the qualifications of other candidates primarily because the Company’s strategy in connection with public and investor relations has changed over the past few months.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 26, 2006

FERMAVIR PHARMACEUTICALS, INC.

By:	/s/ Frederick Larcombe
Frederick Larcombe
Chief Financial Officer